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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☑ Definitive Proxy Statement
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Triad Guaranty Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TRIAD GUARANTY INC.
101 South Stratford Road
Winston-Salem, North Carolina 27104

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 17, 2006
      To the Stockholders of TRIAD GUARANTY INC.
      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Triad Guaranty Inc. (the “Company”) will be held at the offices of Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina, on Wednesday, May 17, 2006, at 2:00 p.m. Eastern Time, for the purpose of considering and acting upon the following matters:

1.	To elect seven (7) directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To consider and vote upon a proposal to adopt the Company’s 2006 Long-Term Stock Incentive Plan; and

3.	To consider and act upon such other business as may properly come before the meeting or any adjournments thereof.
      Stockholders of record as of the close of business on March 31, 2006 shall be entitled to notice of and to vote at the meeting. The transfer books will not be closed. For ten (10) days prior to the meeting, a list of stockholders entitled to vote at the meeting will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, at the offices of the Company, 101 South Stratford Road, Winston-Salem, North Carolina 27104. Stockholders who do not expect to attend the meeting in person are urged to execute and return the accompanying proxy in the envelope enclosed. You may also vote your shares on the Internet or by using a toll-free telephone number (see the proxy card for complete instructions).

By order of the Board of Directors

Earl F. Wall
Secretary
Winston-Salem, North Carolina
April 7, 2006

PROXY STATEMENT
TRIAD GUARANTY INC.
ANNUAL MEETING OF STOCKHOLDERS
May 17, 2006
GENERAL INFORMATION
      This proxy statement is being furnished to the stockholders of Triad Guaranty Inc., a Delaware corporation (the “Company”), 101 South Stratford Road, Winston-Salem, North Carolina 27104, in connection with the solicitation of proxies by its Board of Directors for use at the annual meeting of stockholders to be held on Wednesday, May 17, 2006 and at any adjournments thereof. The approximate date on which this proxy statement and the accompanying proxy are first being sent to stockholders is April 7, 2006.
      The proxy is revocable at any time before it is voted by a subsequently dated proxy, by written notification to the persons named therein as proxies, which may be mailed or delivered to the Company at the above address or sent via the Internet at http://www.computershare.com/expressvote, by subsequently voting on the Internet or by telephone, or by attendance at the meeting and voting in person. All shares represented by effective proxies will be voted at the meeting and at any adjournments thereof.
      Proxies properly submitted by mail, telephone or the Internet will be voted by the individuals named on the proxy card in the manner you indicate. If no specification is made, the proxy will be voted by the persons named therein as proxies for the election as directors of the nominees named below (or substitutes therefor, if any nominees are unable or refuse to serve), for adoption of the Company’s 2006 Long-Term Incentive Plan and in their discretion upon such matters not presently known or determined which may properly come before the meeting.
      The Company is a holding company which, through its wholly-owned subsidiary, Triad Guaranty Insurance Corporation (“Triad”), provides credit enhancement solutions to its mortgage lender customers and through the capital markets. These solutions allow buyers to achieve home ownership sooner, facilitate the sale of mortgage loans in the secondary market, and protect lenders from credit default related expenses. The Company has one class of stock outstanding, Common Stock, par value $.01 per share (“Common Stock”). On March 31, 2006, 14,831,560 shares of Common Stock were outstanding and entitled to one vote each on all matters to be considered at the meeting. Stockholders of record as of the close of business on March 31, 2006, are entitled to notice of and to vote at the meeting. There are no cumulative voting rights with respect to the election of directors.
      Inspector(s) of election will be appointed to tabulate the number of shares of Common Stock represented at the meeting in person or by proxy, to determine whether or not a quorum is present and to count all votes cast at the meeting. The inspector(s) of election will treat abstentions and broker nonvotes as shares that are present and entitled to vote for purposes of determining the presence of a quorum. With respect to the tabulation of votes cast on a specific proposal presented to the stockholders at the meeting, abstentions will be considered as present and entitled to vote with respect to that specific proposal, whereas broker nonvotes will not be considered as present and entitled to vote with respect to that specific proposal.

PRINCIPAL HOLDERS OF COMMON STOCK
      The following table shows, with respect to each person who is known to be the beneficial owner of more than 5% of the Common Stock of the Company: (i) the total number of shares of Common Stock beneficially owned as of February 14, 2006; and (ii) the percent of the Common Stock so owned as of that date:

	Amount and Nature	Percent of
Name and Address of	of Beneficial	Common
Beneficial Owner	Ownership(1)	Stock

Collateral Mortgage, Ltd.(2)(3)(7)	2,572,550	17.4%
T. Rowe Price Associates(8)	1,034,349	7.0%
      The following table shows with respect to each director of the Company, the executive officers of the Company named in the Executive Compensation Table, and all directors and executive officers as a group, thirteen (13) in number: (i) the total number of shares of Common Stock beneficially owned as of February 14, 2006; and (ii) the percent of the Common Stock so owned as of that date:

	Amount and Nature		Percent of
	of Beneficial		Common
Name of Beneficial Owner	Ownership(1)		Stock

Glenn T. Austin, Jr.	1,660		*
William T. Ratliff, III(4)	695,406	(5)(6)	4.7%
Darryl W. Thompson	136,735	(5)	*
David W. Whitehurst	39,500	(5)	*
Robert T. David	15,480	(5)	*
Michael A. F. Roberts	2,720	(5)	*
Richard S. Swanson	1,800		*
Mark K. Tonnesen	—		—
Kenneth N. Lard	30,426	(5)	*
Ron D. Kessinger	32,828	(5)	*
Kenneth C. Foster	31,417	(5)	*
Earl F. Wall	17,749	(5)	*
Eric B. Dana	3,923		*

All directors and executive officers as a group (13 persons)	1,009,644		6.8%

*	Less than one percent (1%).

(1)	Calculated pursuant to Rule 13d-3(d) of the Securities Exchange Act of 1934. Unless otherwise stated below, each such person has sole voting and investment power with respect to all such shares. Under Rule 13d-3(d), shares not outstanding which are subject to options, warrants, rights or conversion privileges exercisable within sixty (60) days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.

(2)	Collat, Inc. (“Collat”) is the general partner of Collateral Mortgage, Ltd. (“CML”) and as such may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. Mr. Ratliff, Jr. is vice president and a director of Collat. Mr. Ratliff, Jr. beneficially owns 29.6% of the outstanding limited partnership interests in CML. Accordingly, Mr. Ratliff, Jr. may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. The business address of Mr. Ratliff, Jr., CML and Collat is

1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, Jr. is the father of Mr. William T. Ratliff, III.

(3)	2,252,500 shares of Common Stock owned by CML are pledged to secure four (4) bank loans.

(4)	Mr. Ratliff, III beneficially owns 7.7% of the outstanding limited partnership interests in CML. Mr. Ratliff, III is also president and a director of Collat, the general partner of CML, and beneficially owns 50.2% of the outstanding voting capital stock of Collat. Accordingly, Mr. Ratliff, III may be deemed to be the beneficial owner of the shares of Common Stock owned by CML. The business address of Mr. Ratliff, III is 1900 Crestwood Boulevard, Birmingham, Alabama 35210-2034. Mr. Ratliff, III is the son of Mr. Ratliff, Jr. No other director or executive officer of the Company beneficially owns any partnership interests in CML.

(5)	Includes shares of Common Stock which could be acquired through the exercise of stock options as follows: Mr. Ratliff, III, 79,485 shares; Mr. Whitehurst, 24,010 shares; Mr. David, 7,680 shares; Mr. Roberts, 920 shares; Mr. Lard, 10,000 shares; Mr. Kessinger, 3,775 shares; Mr. Foster, 23,880 shares; Mr. Wall, 7,722 shares; Mr. Thompson, 108,986 shares; all directors and executive officers as a group, 266,458 shares.

(6)	Includes 3,617 shares owned by Mr. Ratliff, III’s wife; 11,804 shares owned by his minor children; 246,518 shares held by Mr. Ratliff, III as one (1) of five (5) trustees for the Grandchildren’s Trust; 53,524 shares held by Mr. Ratliff, III as custodian for his minor children; and 4,131 shares held by Mr. Ratliff, III’s wife as custodian for his minor children.

(7)	Number of shares reported on Schedule 13G jointly filed by CML, Collat, Mr. Ratliff, Jr. and Mr. Ratliff, III with the Securities and Exchange Commission on February 14, 2006. CML has shared voting and dispositive power with respect to all 2,572,550 shares.

(8)	Number of shares reported on Schedule 13G filed by T. Rowe Price Associates, Inc. (“Price”) with the Securities and Exchange Commission on February 13, 2006. Price has sole voting power with respect to 303,799 shares and sole dispositive power with respect to all 1,034,349 shares. These securities are owned by various individual investors which Price serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price is deemed to be a beneficial owner of such securities; however, Price expressly disclaims that it is, in fact, the beneficial owner of such securities. The business address of Price is 100 E. Pratt Street, Baltimore, Maryland 21202-1099.

Section 16(a) Beneficial Ownership Reporting Compliance
      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than 10% of the Company’s common stock to file reports of ownership and changes in ownership with the Securities Exchange Commission. These persons are required to provide the Company with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of these forms and written representations from the executive officers and directors, the Company believes that all Section 16(a) filing requirements were met during fiscal year 2005, except that each of CIC, William T. Ratliff, Jr. and William T. Ratliff, III were inadvertently late in filing a Form 4 to report the approximately 1.75% reduction of their indirect holdings of Company common stock through CIC as a result of CIC’s entry into the reorganization agreement with the Company. See “Certain Transactions.”

ELECTION OF DIRECTORS
Nominees and Directors
      At the meeting, seven (7) directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are presently directors of the Company.
      The affirmative vote of the holders of a plurality of the shares of Common Stock represented in person or by proxy at the annual meeting of stockholders is required to elect directors. It is intended that, in the absence of contrary specifications, votes will be cast pursuant to the enclosed proxies for the election of such nominees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees. However, the Company now knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.
      The following persons are nominees for election as directors of the Company:
      William T. Ratliff, III     Age — 52     Director since — 1993

Mr. Ratliff, III has been the Chairman of the Board of the Company since 1993. Mr. Ratliff, III was Chairman of the Board of Triad from 1989 to 2005 and President of Collateral Investment Corp. (“CIC”), an insurance holding company, from 1990 to 2005. Mr. Ratliff, III has also been President of Collat, Inc. since 1995 and a director since 1987. Collat, Inc. is the general partner of Collateral Mortgage, Ltd. (“CML”), a mortgage banking and real estate lending firm. Mr. Ratliff, III has been Chairman of the Board of Directors of New South Federal Savings Bank (“New South”) since 1986 and President and a director of New South Bancshares, Inc., New South’s parent company, since 1994.
      Mark K. Tonnesen     Age — 54     Director since — 2005

Mr. Tonnesen became President and Chief Executive Officer of the Company on September 14, 2005. Prior to joining the Company, Mr. Tonnesen was employed by the Royal Bank of Canada, where he held a number of positions, most recently Head of Integration, Personal and Commercial Clients from 2004 to 2005, Vice Chairman and Chief Financial Officer, RBC Insurance from 2001 to 2004 and Executive Vice President, Card Services and Point of Sale from 1997 to 2001.
      Glenn T. Austin, Jr.     Age — 57     Director since — 2003

Mr. Austin retired in 2003 as Senior Vice President of the Southeastern Regional Office of Fannie Mae after a twenty-one (21) year career with the company. Mr. Austin currently serves on the board of directors of HomeBanc Corp. He is also the Chairman of the Consumer Credit Counseling Service of Metropolitan Atlanta.
      David W. Whitehurst     Age — 56     Director since — 1993

Mr. Whitehurst is the owner of DW Investments, LLC, a real estate and investment holding company. He was Executive Vice President and Chief Operating Officer of CIC from 1995 to 2002. He was a director of New South from 1989 to 2001. Mr. Whitehurst is a certified public accountant.

      Robert T. David     Age — 67     Director since — 1993

Since 2000, Mr. David has served as President and Chief Executive Officer of Integrated Photonics, Inc., a manufacturer of fiber optic components and materials.
      Michael A. F. Roberts     Age — 64     Director since — 2002

Mr. Roberts was an Advisory Managing Director of Salomon Smith Barney from 1999 to 2002. Prior to that he was head of the firm’s Insurance Investment Banking Group, which he founded. Mr. Roberts currently serves as a director of HCC Insurance Holdings, Inc.
      Richard S. Swanson     Age — 56     Director since — 2003

Mr. Swanson is a principal of Hillis Clark Martin & Peterson, a law firm located in Seattle, Washington. From 1988 to 2003, Mr. Swanson was an executive of HomeStreet Bank, a regional savings bank and mortgage company headquartered in Seattle, serving as President and CEO from 1990 through 2001 and retiring as Chairman in 2003. Mr. Swanson has served as a director and Vice Chair of the Federal Home Loan Bank of Seattle, and currently serves as Chair of the Washington State Tobacco Settlement Authority.
The Board of Directors
      The business and affairs of the Company are managed under the direction of the Board of Directors. The Board of Directors has determined that all the Company’s directors, with the exception of Messrs. Ratliff, III and Tonnesen, are independent under the rules of the National Association of Securities Dealers relating to the listing requirements for inclusion in the Nasdaq Stock Market (the “Nasdaq rules”). During 2005, the Board of Directors met seven (7) times. No director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and the committees on which he served.
      Mr. Roberts has been elected by the independent directors as the Lead Independent Director. The Lead Independent Director is responsible for leading the executive sessions of independent directors, advising on Board meeting schedules and agendas and for performing such other duties as are requested by the Board. The general authority and responsibilities of the Lead Independent Director are established by the Board, and shall include leading the self-evaluation of the Board. The Lead Independent Director serves a one-year term in such capacity, or until his or her resignation as Lead Independent Director or the election by the independent directors of a successor Lead Independent Director.
Board Committees
      The Board of Directors has five (5) standing committees: the Executive Committee, the Audit Committee, the Corporate Governance and Nominating Committee, the Finance and Investment Committee and the Compensation Committee.
      The Executive Committee is empowered to exercise the authority of the Board of Directors in the management of the business and affairs of the Company between meetings of the Board of Directors, except as such authority may be limited by the provisions of the General Corporation Law of the State of Delaware. The Executive Committee, which is composed of Messrs. Ratliff, III (Chairman), Tonnesen and Whitehurst, did not act during 2005.
      The Audit Committee appoints the Company’s independent auditors. The Audit Committee also reviews the scope of the annual audit, the annual and quarterly financial statements of the Company and the auditor’s report thereon and the auditor’s comments relative to the adequacy of the Company’s system of internal controls and accounting systems. In addition, the Audit Committee oversees the Company’s internal audit function. The Audit Committee, which is composed of Messrs. Swanson (Chairman), Austin and Whitehurst, met seventeen (17) times in 2005.
      The Board of Directors has determined that each of Mr. Swanson and Mr. Whitehurst is an “audit committee financial expert” as defined in the Sarbanes-Oxley Act of 2002 and the applicable rules and regulations of the Securities and Exchange Commission. The Board has also determined that all of the members of the Audit Committee (i) are independent under Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, (ii) have not participated in the preparation of the financial statements of the Company or any current subsidiary during the past three (3) years, and (iii) are able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. In addition, the Board has determined that Messrs. Austin, Whitehurst and Swanson are independent under the Nasdaq rules.
      The Compensation Committee makes recommendations regarding salaries and other compensation for the Company’s executive officers, including bonuses, grants of stock options and other incentive programs, and has also administered the Company’s 1993 Long-Term Stock Incentive Plan (the “1993 Stock Incentive Plan”) and will, subject to stockholder approval, administer the Company’s 2006 Long-Term Stock Incentive Plan (the “2006 Stock Incentive Plan”). The Compensation Committee, which is composed of Messrs. Roberts (Chairman), Austin, David and Swanson, met five (5) times in 2005 and acted once by unanimous written consent. Each member of the Compensation Committee is independent under the Nasdaq rules.
      The Finance and Investment Committee reviews the capital structure needs of the Company as well as the Company’s investment policies. The Finance and Investment Committee, which is composed of Messrs. David (Chairman), Roberts and Whitehurst, met five (5) times in 2005.
      The Corporate Governance and Nominating Committee (hereinafter the “Nominating Committee”) makes recommendations to the Board regarding corporate governance matters and oversees director nominations. The Nominating Committee’s role is to identify and recommend the slate of director nominees for election to the Company’s Board of Directors, identify and recommend candidates to fill vacancies occurring between annual meetings of stockholders, and identify and recommend Board members for service on committees of the Board. The Nominating Committee is composed of Messrs. Roberts (Chairman), Austin, David and Swanson. Each member of the Nominating Committee is independent under the Nasdaq rules. The Nominating Committee met three (3) times and acted once by unanimous written consent in 2005.

•	Operation of the Nominating Committee. The Nominating Committee acts pursuant to a written charter adopted by the Board, which is available at the Company’s website at: http://www.triadguaranty.com. Nominations for director submitted to the Nominating Committee by stockholders, other directors or management are evaluated according to the nominee’s knowledge, experience and background. While the Nominating Committee does not have any specific minimum qualifications for director candidates, the Nominating Committee may take into consideration such factors and criteria as it deems appropriate in evaluating a candidate, including his or her judgment, skill, integrity, diversity and business or other experience.

•	The process for identifying and evaluating candidates. The Nominating Committee is responsible for identifying and evaluating candidates for Board membership and selecting or recommending to the Board nominees to stand for election. Candidates may come to the attention of the Nominating Committee through current Board members, professional search firms, stockholders or other persons. The Nominating Committee Charter provides that the Nominating Committee will consider candidates recommended by stockholders or members of the Board or by management. The Nominating Committee evaluates all candidates selected for consideration, including incumbent directors, based on the same criteria as described above. All candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, are included in the Company’s recommended slate of director nominees in its proxy statement.

•	General Nomination Right of all Stockholders. The Company’s Certificate of Incorporation establishes procedures, including advance notice procedures, with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors. In general, notice must be received by the Company at its principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to meetings of stockholders of the Company. Such notice must set forth all information with respect to each such nominee as required by the federal proxy rules. Such notice must be accompanied by a signed statement of such nominee consenting to be a nominee and a director, if elected.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
General
      The purpose of the Company’s executive compensation program is to enable the Company to attract, retain and motivate qualified executives to insure the long-term success of the Company and its business strategies.
      The Company’s overall executive compensation philosophy is as follows:

•	to attract, retain and motivate qualified executive talent critical for the long-term success of the Company;

•	to reinforce strategic performance objectives through the use of incentive compensation programs; and

•	to create a mutuality of interest between executive officers and the stockholders through compensation structures that align compensation with the rewards and risks of strategic decision making and successful execution of business strategy.
      The objectives of the Compensation Committee with regard to executive compensation include linking compensation to improving return on equity using economic value added (“EVA”) concepts. (EVA is a registered trademark of Stern Stewart & Co.) Accordingly, the Compensation Committee has developed certain models for measuring EVA and determining the portion of that value which will be available for incentive compensation awards. These concepts were incorporated in a set of program guidelines (the “EVA Program”) approved by the Board of Directors.
      Under the EVA Program, it is expected that the Company will provide a return to stockholders based on the estimated current cost of capital and market risk associated with an investment in the Company’s business. To the extent the Company provides a rate of return in excess of this “cost of capital,” there has been economic value added to the Company and a discretionary bonus pool based on a portion of the EVA is established to provide incentive compensation to senior management. Awards of amounts in the bonus pool to individual participants are based on the individual’s contribution to the Company during the year as determined by the Compensation Committee after considering recommendations of the Chairman and the President and an evaluation of expected operating results in the future. The amounts allocated to the bonus pool for the current year are based upon calculations under the EVA Program in each of the prior three (3) years and the current year. Awards under this program are made in the form of cash bonuses and equity grants within guidelines established under the EVA Program.

      In establishing the EVA Program, it is the Compensation Committee’s objective that incentive compensation (cash and equity awards) be a significant component in the total executive compensation package. The Compensation Committee believes this approach will create a stronger mutuality of interests between the Company’s executive officers and stockholders by requiring the executive officers to share in the Company’s operating results and stock market performance. Under the EVA Program, incentive compensation awards in the future could be significantly greater or less than awards made in 2005 and prior years. All of the Company’s executive officers currently participate in the EVA Program.
      The Company, through its wholly-owned subsidiary, Triad, has employment agreements described elsewhere in this proxy statement with Messrs. Tonnesen, Kessinger, Lard, Foster, Dana and Wall. These agreements are intended to secure for the Company the continued services of the officers and provide them appropriate incentives for maximum effort on behalf of the Company. Salary levels established under the employment agreements are subject to annual review. The Company also maintains the 1993 Stock Incentive Plan under which grants of restricted Common Stock and options to purchase stock have been made as described elsewhere in this proxy statement. The 1993 Stock Incentive Plan will be terminated upon approval of the 2006 Stock Incentive Plan by the Company’s stockholders, although such termination shall not affect any award made under the 1993 Stock Incentive Plan prior to its termination. Future grants of restricted Common Stock and stock options will be made in accordance with the proposed 2006 Stock Incentive Plan, which is described elsewhere in this proxy statement.
      The compensation of each of the executive officers of the Company is composed of base compensation and incentive compensation. The 2005 compensation of the Company’s retired Chief Executive Officer, Mr. Thompson, was subject to the same policies as are applicable to all other executive officers of the Company. Mr. Tonnesen’s compensation for 2005 was established pursuant to his employment agreement dated September 9, 2005. All other executive compensation awards for 2005 were determined by the Compensation Committee.
      Overall executive compensation levels for 2005 were slightly higher than for 2004. However, overall cash bonuses and equity awards to the executive officers were slightly lower in 2005 than in 2004.
      Section 162(m) under the Internal Revenue Code of 1986, as amended (the “Code”), limits the deductibility for federal income tax purposes of certain compensation paid to top executives of publicly held corporations. Certain types of compensation may be excluded from the limitations under Section 162(m). The Compensation Committee believes that the tax aspects of executive compensation awards are one of several important considerations and it will continue to review the applicability of the Code limitations to its executive compensation programs. However, the Committee intends to maintain the flexibility to take any actions which it deems to be in the best interests of the Company and its stockholders.
      Policies relative to each of the elements of compensation of the executive officers are discussed below.
Base Compensation
      The Compensation Committee’s approach to base compensation is to offer competitive salaries, consistent with the objective that base salaries be a smaller component than incentive compensation in the total executive compensation package. Those executive officers covered by employment agreements receive base salaries under those agreements, subject to annual review, and are eligible for incentive compensation awards as well.
      The Compensation Committee makes salary decisions in an annual review with input from the Chief Executive Officer. The Compensation Committee’s review of the base salaries of the executive officers considers the decision-making responsibilities of each position and the experience, work performance and overall contribution of the executive officer to the Company in relationship to overall Company performance. In establishing the 2005 salaries of the Company’s executive officers, the Compensation Committee considered the responsibilities, experience and performance of the individual in relationship to the Company’s growth and financial results. The Committee also took into account the compensation of executives at comparable companies (companies within the private mortgage insurance industry as well as those outside the industry). In the case of Mr. Thompson, the Compensation Committee received input from the Chairman of the Board with regard to the Chief Executive Officer’s performance in both qualitative and quantitative areas, such as the performance of the business, including the achievement of financial objectives and goals. Mr. Tonnesen’s salary and compensation was determined in accordance with his employment agreement. The total amount of base salaries paid to the executive officers named in the Executive Compensation Table increased by approximately 13% in 2005 over 2004.
Incentive Compensation
      The Company’s incentive compensation awards for 2005 were based on the guidelines established by the Compensation Committee under the EVA Program. Awards granted under the EVA Program consist of a maximum of 50% in cash to the Chairman, the President or an Executive Vice President and a maximum of 65% in cash to a Senior Vice President or Vice President, or such lesser cash percentages as may be determined by the Compensation Committee. The balance of the awards are made in the form of equity grants under the Company’s 1993 Stock Incentive Plan.
      Total incentive compensation for each executive under the EVA Program is determined by the Compensation Committee. The Compensation Committee determines the individuals to whom the awards are granted, the type and amount of awards to be granted, the timing of grants and the terms, conditions and provisions of awards to be granted and the restrictions related thereto. In making those awards, the Compensation Committee considers the recommendations of the Company’s Chairman and President, the responsibilities of each individual, and his/her past performance and contributions to the Company and anticipated future contributions to the Company, in relationship to the Company’s overall performance. The total amount of incentive compensation paid to all executive officers which appear in the Executive Compensation Table decreased by approximately 24% in 2005 over 2004.
Cash Awards
      The average cash bonus awarded to the executive officers named in the Executive Compensation Table was 125% of their base salaries in 2003, 139% in 2004 and 104% in 2005. Awards for 2005 were made consistent with the guidelines established under the EVA Program.
Equity Awards
      Pursuant to the Company’s 1993 Stock Incentive Plan, certain directors, officers and key employees of the Company are eligible to receive long-term incentives in a variety of forms including nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, phantom stock and other stock-based awards. The purpose of the 1993 Stock Incentive Plan is to enable the Company to attract and retain the best available directors, executive personnel and other key employees in order to provide for the Company’s long-term growth and business success. The Compensation Committee believes that the grant of awards whose value is related to the value of the Company’s Common Stock aligns the interests of the Company’s directors, executive officers and key employees with its stockholders.
      For 2005, all awards to the executive officers under the 1993 Stock Incentive Plan represented the equity portion of the overall incentive compensation award for such individual, except that Mr. Tonnesen’s award of options to acquire 108,225 shares of Common Stock and Mr. Dana’s award of 2,000 restricted shares were granted as signing bonuses in connection with their hiring by the Company. The Compensation Committee considered grants under the 1993 Stock Incentive Plan in the form of shares of restricted stock valued at the market price of the Company’s Common Stock on the date of grant or in the form of ten-year stock options exercisable at either the market price on the date of grant or 130% of that price. The Committee utilized a Black-Scholes pricing model and applied a discount for non-transferability of options and deferred vesting to determine the number of “at the market options” or “premium priced options” which would be awarded relative to shares of restricted stock. For 2005 the awards to all of the executive officers were made in the form of shares of restricted stock except that one executive took 50% in restricted stock and 50% in options. These awards are summarized in footnotes to the Executive Compensation Table.
      The salary and incentive compensation, including cash and equity amounts, paid by the Company to its Chief Executive Officer (both current and retired) and the other five (5) most highly compensated executive officers of the Company in 2005 is set forth in the tables that follow this report. The Compensation Committee believes that the executive officers of the Company are dedicated to increasing profitability and stockholder value and that the compensation policies that the Board and the Compensation Committee have established and administer contribute to this focus.

COMPENSATION COMMITTEE
Michael A. F. Roberts, Chairman
Glenn T. Austin, Jr.
Robert T. David
Richard S. Swanson
      The foregoing Report of the Board of Directors on Executive Compensation shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.

Executive Compensation Table
      The following table sets forth certain information regarding the compensation paid or accrued by the Company to or for the account of the Chief Executive Officer (both current and retired) and the other five (5) most highly compensated executive officers of the Company during each of the Company’s fiscal years ended December 31, 2005, 2004 and 2003:

				Long Term Compensation Awards(2)

		Annual Compensation			Securities	All Other
Name and				Restricted Stock	Underlying	Compensation
Principal Position		Salary($)	Bonus($)(1)	Awards($)(3)(4)(5)(6)	Options(#)(7)	($)(8)

Mark K. Tonnesen,	2005	$134,711	$200,000	$—	108,225	$—
Chief Executive Officer(9)
Darryl W. Thompson,	2005	194,792	—	—		9,000
Retired Chief	2004	275,000	387,500	388,510		6,500
Executive Officer(9)	2003	253,000	366,500	366,692		7,000
Ron D. Kessinger,	2005	240,000	342,500	342,510		7,000
Senior Executive	2004	204,750	325,000	325,742		6,500
Vice President and	2003	193,000	250,000	250,895		6,000
Assistant to the President
Kenneth N. Lard,	2005	210,000	225,000	225,036		7,000
Executive Vice President	2004	195,000	225,000	225,098		6,500
	2003	182,000	182,000	182,274		6,000
Kenneth C. Foster,	2005	185,000	227,500	122,514		7,000
Senior Vice President	2004	172,500	227,500	123,371		6,500
Risk Management	2003	150,000	135,200	72,910		6,000
Earl F. Wall,	2005	165,000	178,750	96,264		7,000
Senior Vice President,	2004	150,000	224,250	121,206		6,500
Secretary and	2003	144,000	218,400	117,942		6,000
General Counsel
Eric B. Dana,	2005	120,032	77,500	145,826	2,768	2,924
Senior Vice President and Chief Financial Officer

(1)	The Company maintains an executive bonus program pursuant to which cash bonuses may be awarded annually to officers and other key employees of the Company as a part of overall incentive compensation awards.

(2)	Number of shares of Common Stock subject to options, or awards of restricted stock, granted during or with respect to the year indicated under the Company’s 1993 Stock Incentive Plan. See “Report of the Compensation Committee of the Board — Incentive Compensation.”

(3)	As part of its 2003 incentive compensation awards, the Company in February 2004 granted 6,840 shares of restricted stock to Mr. Thompson; 4,680 shares of restricted stock to Mr. Kessinger; 3,400 shares of restricted stock to Mr. Lard; 1,360 shares of restricted stock to Mr. Foster; and 2,200 shares of restricted stock to Mr. Wall under the Company’s 1993 Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company’s Common Stock on the date of grant ($53.61). One-third of the restricted shares vested on January 1, 2005, another third became vested and transferable on January 1, 2006, and on January 1, 2007 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(4)	As part of its 2004 incentive compensation awards, the Company in February 2005 granted 7,180 shares of restricted stock to Mr. Thompson; 6,020 shares of restricted stock to Mr. Kessinger; 4,160 shares of restricted stock to Mr. Lard; 2,280 shares of restricted stock to Mr. Foster; and 2,240 shares of restricted stock to Mr. Wall under the Company’s 1993 Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company’s Common Stock on the date of grant ($54.11). One-third of the restricted shares vested on January 1, 2006, another third will be vested and transferable on January 1, 2007, and on January 1, 2008 all of the restricted shares will be vested and transferable. Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(5)	As part of its 2005 incentive compensation awards, the Company, in January 2006 granted 8,155 shares of restricted stock to Mr. Kessinger; 5,358 shares of restricted stock to Mr. Lard; 2,917 shares of restricted stock to Mr. Foster; 923 shares of restricted stock to Mr. Dana; and 2,292 shares of restricted stock to Mr. Wall under the Company’s 1993 Stock Incentive Plan. The value of shares of restricted stock is based upon the closing price of the Company’s Common Stock on the date of grant ($42.00). One-third of the restricted shares will be vested on January 1, 2007, another third will be vested and transferable on January 1, 2008, and on January 1, 2009 all of the restricted shares will be vested and transferable. Mr. Dana also received 2,000 shares of restricted stock in May 2005 in connection with his hiring by the Company. One-third of these restricted shares will be vested and transferable on May 17, 2006, another third will be vested and transferable on May 17, 2007, and on May 17, 2008 all of these restricted shares will be vested and transferable. The value of shares of restricted stock is based upon the closing price of the Company’s Common Stock on the date of grant ($53.53). Holders of restricted stock are entitled to receive dividends or other distributions with respect to such shares during the period of restriction. The restricted stock awards become immediately vested and transferable in the event of a change of control of the Company.

(6)	The aggregate unvested restricted stock holdings as of December 31, 2005 were as follows: 15,760 shares valued at $693,282 for Mr. Thompson; 12,220 shares valued at $537,558 for Mr. Kessinger; 6,427 shares valued at $282,724 for Mr. Lard; 3,187 shares valued at $140,196 for Mr. Foster; 2,000 shares valued at $87,980 for Mr. Dana; and 4,954 shares valued at $217,926 for Mr. Wall. The foregoing values were calculated based upon the closing price of the Company’s stock at December 30, 2005 ($43.99).

(7)	As part of its 2005 incentive compensation awards, the Company in January 2006 granted stock options to Mr. Dana to purchase 2,768 shares of Common Stock under the Company’s 1993 Stock Incentive Plan at the exercise price of $42.00 per share. One-third of the options granted will be vested and exercisable on December 31, 2006, another third will be vested and exercisable on December 31, 2007, and on December 31, 2008 all of the options granted will be vested and exercisable. All options will become immediately vested and exercisable in the event of a change of control of the Company. The exercise price of $42.00 was the closing market price of the Company’s Common Stock on the date of grant. Mr. Tonnesen also received stock options to purchase 108,225 shares of Common Stock at the exercise price of $41.12 in September 2005 in connection with his hiring by the Company. One-half of the options granted become vested and exercisable on September 13, 2007, and one-half will be vested and exercisable on September 13, 2008.

(8)	Matching contributions made by the Company pursuant to its 401(k) Profit Sharing Retirement Plan.

(9)	Mr. Thompson retired as Chief Executive Officer on September 13, 2005. Mr. Tonnesen became Chief Executive Officer on September 14, 2005.
Employee Stock Options
      Option Grants. The following table sets forth certain information regarding options to purchase shares of Common Stock granted to the executive officers of the Company named in the Executive Compensation Table during the Company’s fiscal year ending December 31, 2005:

Individual Grants
Potential Realizable Value
	Number of	% of			at Assumed Annual Rates of
	Securities	Total Options			Stock Price Appreciation
	Underlying	Granted to			for Option Term(3)
	Options	Employees in	Exercise Price
Name	Granted(#)(1)	Fiscal Year	($/Sh)(2)	Expiration Date	5%($)	10%($)

Mark K. Tonnesen	108,225	84.51%	$41.12	September 13, 2015	$2,798,714	$7,092,492

(1)	All options granted under the Company’s 1993 Stock Incentive Plan are nonqualified stock options. The options were granted in September 2005. One-half of the options granted become vested and exercisable on September 13, 2007, and one-half will be vested and exercisable on September 13, 2008. In the event of a change of control of the Company between the first and second anniversary dates, one third of the options will immediately vest.

(2)	The option exercise price of $41.12 was the closing market price of the Company’s Common Stock on the date of grant.

(3)	The assumed annual rates of appreciation 5% and 10% would result in the price of the Company’s Common Stock increasing over such ten-year periods to $66.98 and $106.65, respectively (based on the grant date price of $41.12).
      Option Exercises. The following table sets forth certain information regarding options to purchase shares of Common Stock exercised during the Company’s 2005 fiscal year and the number and value of unexercised options to purchase shares of Common Stock held at the end of the Company’s 2005 fiscal year by the executive officers of the Company named in the Executive Compensation Table:

			Number of Securities
			Underlying Unexercised		Value of Unexercised
			Options at Fiscal		In-the-Money Options at
	Number of		Year End(#)		Fiscal Year End ($)(1)
	Shares Acquired	Value
Name	on Exercise	Realized	Exercisable/Unexercisable		Exercisable/Unexercisable

Darryl W. Thompson	126,289	$3,937,566	108,986/	0	$867,689/	$0
Ron D. Kessinger	0	0	3,775/	0	0/	0
Kenneth N. Lard	0	0	10,000/	0	108,110/	0
Kenneth C. Foster	0	0	23,880/	0	180,409/	0
Earl F. Wall	0	0	7,722/	0	13,262/	0

(1)	Value of unexercised options is equal to the difference between the fair market value per share of Common Stock at December 31, 2005 and the option exercise price per share multiplied by the number of shares subject to options.

Equity Compensation Plan Information

	Number of securities		Number of securities
	to be issued	Weighted-average	remaining available
	upon exercise of	exercise price of	for future issuance
	outstanding options,	outstanding options,	under equity
Plan category	warrants and rights	warrants and rights	compensation plans

Equity compensation plans approved by security holders	588,780	$37.39	137,412
Equity compensation plans not approved by security holders	0	0	0
Total	588,780	$37.39	137,412
Employment Agreements
      In October 1993, the Company, through its wholly-owned subsidiary Triad, entered into employment agreements with Messrs. Thompson and Kessinger. These agreements had initial terms of two (2) years and upon expiration extended automatically for successive six (6) month terms unless terminated by either party. Mr. Thompson retired from the Company on September 13, 2005. On January 6, 2006, Mr. Kessinger and the Company entered into a new employment agreement for a term of three (3) years. Beginning January 16, 2006 and continuing until July 15, 2006, Mr. Kessinger will work seven (7) to ten (10) days per month at the rate of $25,000 per month. This term may be extended on a month-to-month basis upon mutual agreement. Following this six (6) month period, as extended, Mr. Kessinger will resign as an officer of the Company and as an officer and director of its subsidiaries and affiliates. The Company may request that Mr. Kessinger work up to ten (10) hours per month for the remainder of the term of employment at a rate of $300.00 per hour.
      On September 9, 2005, the Company and Mr. Tonnesen entered into an employment agreement and related letter agreement beginning September 14, 2005 and extending through September 30, 2008 and thereafter for successive six (6) month terms unless either party gives one year’s prior written notice of nonrenewal. Mr. Tonnesen’s base annual salary under the agreement is $450,000. During each year that the agreement is in effect, the Company will review possible increases in salary at least annually, with any such increases subject to the determination of the Board. For calendar year 2005, the cash bonus was $200,000 and for calendar year 2006 the cash bonus shall not be less than $450,000. The Company agreed to cover relocation costs or $50,000 in lieu thereof, a monthly car allowance of $1,000 per month, reimbursement for financial planning services up to $7,500 per year and reimbursement for the initiation fee and annual membership dues to a country club in Winston Salem, North Carolina, with such initiation fee and relocation expenses subject to gross-up for federal and state tax purposes.
      Mr. Tonnesen was awarded 108,225 stock options at an exercise price of $41.12. Fifty percent (50%) vest on September 13, 2007 and the remaining fifty percent (50%) vest on September 13, 2008. In addition, Mr. Tonnesen is eligible to receive a grant of 36,075 shares of restricted stock. In the event that Mr. Tonnesen’s employment is terminated by the Company or by him for good reason (as defined in the employment agreement) or on account of a change of control (as defined in the employment agreement) (each a “Qualifying Termination”), between September 13, 2006 and September 13, 2007, Mr. Tonnesen will, on the effective date of such termination, vest in one-third of his stock options and will have thirty (30) days thereafter to exercise such options. Beginning in 2007, any grants of equity awards under the 1993 Stock Incentive Plan or any subsequent plan will vest pro rata if there is a Qualifying Termination following any such grant. In such an event, Mr. Tonnesen will have thirty (30) days from his termination date to exercise any vested equity awards.

      The employment agreement with Mr. Tonnesen is terminable by the Company in the event of the death of the employee, absence over a period of time due to incapacity, a material breach of duties and obligations under the agreement or other serious misconduct. The agreement also is terminable by the Company without cause; provided, however, that in such event, the executive is entitled to his salary up to the date of termination and a cash amount equal to the greater of $1.8 million or 200% of the total base annual salary paid to such executive during the two (2) previous calendar years (a “Severance Payment”). The employment agreement also provides that in the event of a change of control of the Company (as defined in the agreement) and the termination of the executive’s employment by the executive within two (2) years of such change of control as a result of his relocation or certain specified adverse changes in his employment status or compensation, the executive is entitled to a cash amount equal to the Severance Payment. The employment agreement contains a noncompetition and nonsolicitation provision restricting the executive from competing with the business of the Company for a period of two (2) years following termination of his employment.
      Agreements similar to the 1993 agreements with Messrs. Thompson and Kessinger were entered into with Mr. Lard in January 1997 and with Messrs. Wall and Foster in May 2002. These agreements automatically extend for successive six (6) month terms unless either party gives one year’s prior written notice of nonrenewal. On May 19, 2005, the Company, through its wholly-owned subsidiary Triad, entered into an employment agreement with Eric B. Dana, Senior Vice President and Chief Financial Officer. The agreement has an initial term of two (2) years and upon expiration extends automatically for successive six (6) month terms unless non-renewed by either party. Mr. Dana was also awarded 2,000 shares of restricted stock. One-third of the restricted shares will be vested and transferable on May 17, 2006, another third will be vested and transferable on May 17, 2007 and on May 17, 2008 all of the restricted shares granted will be vested and transferable. Base annual salary for 2006 under these agreements is as follows: Mr. Wall, $165,000, Mr. Foster, $195,000, Mr. Lard, $225,000 and Mr. Dana $175,000.
      The employment agreements with Messrs. Wall, Foster, Lard and Dana are terminable by the Company in the event of the death of the employee, absence over a period of time due to incapacity, a material breach of duties and obligations under the agreement or other serious misconduct. The agreements also are terminable by the Company without cause; provided, however, that in such event, the executive is entitled to a cash amount equal to 200% of the total base annual salary paid to such executive during the two (2) previous calendar years. The employment agreements also provide that in the event of a change of control of the Company (as defined in the agreements) and the termination of the executive’s employment by the executive as a result of his relocation or certain specified adverse changes in his employment status or compensation, the executive is entitled to a cash amount equal to 200% of the total base annual salary paid to such executive during the two (2) previous calendar years. The employment agreements contain certain noncompetition provisions restricting each executive from competing with the business of the Company for a period of two (2) years following termination of his employment.
Directors’ Compensation
      Directors who are employees of the Company or any of its subsidiaries or affiliates do not receive any compensation for serving as directors of the Company. For 2005, directors who were not employees of the Company or any of its subsidiaries or affiliates received an annual retainer of $80,000, $40,000 of which was paid in cash in four quarterly installments and $40,000 of which was paid in restricted stock on the date of the annual meeting of stockholders and vesting in one (1) year. Additionally, the Chairman of the Audit Committee received $10,000, members of the Audit Committee received $5,000 and all other committee chairman received $5,000. All directors were reimbursed for expenses incurred in attending board meetings.

      For 2006, each non-employee director shall receive an annual retainer of $95,000, $30,000 of which shall be paid in cash in four quarterly installments and $65,000 of which shall be paid in restricted stock following the annual meeting of stockholders. The non-executive Chairman of the Board shall receive an annual retainer of $225,000, $112,500 of which shall be paid in cash in four quarterly installments and $112,500 of which shall be paid in restricted stock following the annual meeting of stockholders. The Compensation Committee may also, based upon the evaluation by the Corporate Governance and Nominating Committee, recommend a discretionary payment for services above and beyond those traditionally performed by a non-executive Chairman of the Board. Restricted stock awards to the non-employee directors and the non-executive Chairman of the Board shall vest over a three year period from the date of award as follows: 60% upon the first anniversary of issuance, 20% upon the second anniversary of issuance and 20% upon the third anniversary of issuance. Audit Committee members shall receive $2,500 per meeting, up to an annual maximum of $20,000. Other committee members shall receive $1,500 per meeting, up to an annual maximum of $6,000. The Compensation Committee may award fees in excess of these amounts based upon additional services that are required by the applicable committee. The Audit Committee chairperson shall receive a retainer of $15,000 per year. All other chairpersons of committees shall receive a retainer of $7,500 per year.
      In 2005, Mr. Ratliff, III was eligible to receive a director’s fee and incentive compensation based upon the Compensation Committee’s evaluation of his contributions to the Company. For 2005, Mr. Ratliff, III received no salary and was awarded a cash bonus in the amount of $171,250 and 4,078 shares of restricted stock.(1)
Compensation Committee Interlocks and Insider Participation
      Messrs. Austin, David, Roberts and Swanson served on the Compensation Committee during fiscal year 2005. No member of the Compensation Committee is or was formerly an officer or employee of the Company or any of its subsidiaries.
Certain Transactions
      In May 2005, the Company entered into an agreement with Collateral Investment Corp. (“CIC”) in which CIC transferred all of its 2,573,551 shares of Company common stock to the Company in exchange for 2,528,514 newly issued shares of Company common stock. The difference in the number of shares represented a discount of approximately 1.75% to the Company. The 2,573,551 shares transferred by CIC were subsequently retired by the Company, resulting in a reduction of outstanding shares of the Company of 45,037.
      CIC was liquidated and the newly issued Company shares were distributed to the CIC shareholders on December 31, 2005. Resale of the new shares received by the CIC shareholders was restricted until January 30, 2006. Also, sales of these shares by CIC shareholders are restricted to 10,000 shares per quarter until November 1, 2006 and until November 1, 2009 for William T. Ratliff, III and certain members of his family.
      CIC was a corporation of which the Company’s chairman, Mr. Ratliff, III was a shareholder and President. In 2005, CIC owned approximately 17.5% of the outstanding common stock of the Company. As a result of this transaction, William T. Ratliff, Jr. and Mr. Ratliff, III received Company shares as direct stockholders and indirect stockholders in various manners, such as trustees of trusts and custodians for minors.

(1)	One third of the restricted shares granted will be vested on January 1, 2007, another third will be vested and transferable on January 1, 2008 and on January 1, 2009, all of the restricted shares granted will be vested and transferable. All restricted shares will become immediately vested and transferable in the event of a change of control of the Company.

      The Company engaged in certain transactions with CML and its affiliate, New South Federal Savings Bank (“New South”), during 2005 including those described below. Mr. Ratliff, III, Chairman of the Board of the Company, is also former President and former General Partner of CML, and Chairman of the Board of New South. All transactions between the Company and CML or New South were on terms no less favorable to the Company than could have been obtained from unaffiliated third parties.
      Investment Advisory Agreement. Triad was a party to an agreement with CML under which CML will monitor and provide advice and counsel regarding the investment strategy and tactics of an unrelated third party. The agreement was for a term of twelve (12) months, beginning January 1, 2005, with a renewal period of an additional twelve (12) months or shorter. CML was compensated $25,000 per quarter, or $100,000 annually, for its work under this agreement. On or about December 21, 2005, Triad extended this agreement for an additional thirty (30) days up to and including January 31, 2006, on which date it was terminated.
      Administrative Services Agreement. Triad is a party to an administrative services agreement with CML, Collat and New South under which CML, Collat and New South provide Triad with certain management services. Under the administrative services agreement, Triad pays CML, Collat and New South an annual fee based on the estimated cost of providing the services and reimburses CML, Collat and New South for expenses related to such services. During 2005, Triad incurred fees of $69,600 pursuant to the administrative services agreement.
      In accordance with the Nasdaq rules, these agreements are reviewed on an ongoing basis for conflicts of interest and have been approved by the Audit Committee.

PERFORMANCE GRAPH
      The following graph compares the cumulative total return on the Company’s Common Stock with the cumulative total return of the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index for the period beginning December 31, 2000 and for each year end through December 31, 2005.

	2000	2001	2002	2003	2004	2005

Triad Guaranty Inc.	100.00	109.48	111.26	151.98	182.55	132.78

Nasdaq Stock Market (U.S.)	100.00	79.32	54.84	81.99	89.22	91.12

Nasdaq Finance Stocks	100.00	109.84	113.11	152.98	178.58	182.70

Nasdaq Insurance Stocks	100.00	107.17	108.02	133.48	162.05	181.62

      The graph assumes $100 invested on December 31, 2000 in the Company’s Common Stock, the Nasdaq Stock Market (U.S.) Index, the Nasdaq Financial Stocks Index and the Nasdaq Insurance Stocks Index. The Nasdaq indices were prepared for Nasdaq by the Center for Research in Security Prices at the University of Chicago.
      The foregoing table shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates such information by reference.
REPORT OF THE AUDIT COMMITTEE
      The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2005. The Audit Committee acts pursuant to the Audit Committee Charter, a copy of which was filed as an Appendix to the Proxy Statement for the 2004 Annual Meeting of Stockholders. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

      The following report of the Audit Committee does not constitute “soliciting material” and should not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference into any other filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this report by reference in any of those filings.
Financial Statements
      The Audit Committee has reviewed and discussed the Company’s audited financial statements, internal controls and the overall quality of the Company’s financial reporting with management and with Ernst & Young LLP (“E&Y”), the Company’s independent auditors. The Audit Committee has discussed with E&Y the matters required to be discussed by Statement of Auditing Standards No. 61 which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.
      The Audit Committee has also received written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, which relates to the auditors’ independence from the Company and its related entities, and has discussed with E&Y its independence from the Company.
      Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005.
Selection of Independent Auditors
      The Audit Committee expects to meet prior to the annual meeting of stockholders to select the Company’s independent auditors for fiscal year 2006.

AUDIT COMMITTEE
Richard S. Swanson, Chairman
Glenn T. Austin, Jr.
David W. Whitehurst
APPROVAL OF THE TRIAD GUARANTY INC. 2006 LONG-TERM STOCK INCENTIVE PLAN
      On March 14, 2006, the Board of Directors of the Company adopted, subject to stockholder approval, the 2006 Long-Term Stock Incentive Plan (the “2006 Stock Incentive Plan”). The 2006 Stock Incentive Plan is intended to, among other things, increase the number of shares of common stock (“Shares”) authorized for issuance through equity awards. The 2006 Stock Incentive Plan is intended to be the successor to the Company’s 1993 Stock Incentive Plan. The 1993 Stock Incentive Plan will be terminated upon approval of the 2006 Stock Incentive Plan by the Company’s stockholders, although such termination shall not affect any award made under the 1993 Stock Incentive Plan prior to its termination. If the stockholders approve the 2006 Stock Incentive Plan, the remaining share reserve of the 1993 Stock Incentive Plan, 94,624 shares, will be merged into the reserve of the 2006 Stock Incentive Plan, and an additional 1,005,376 shares will be reserved for issuance under the 2006 Stock Incentive Plan so that a total of 1,100,000 shares of the Company’s common stock will be available for awards under the 2006 Stock Incentive Plan.
      The 2006 Stock Incentive Plan is proposed to provide sufficient Shares to cover new award grants to enable the Company to attract, retain and motivate the best available directors, executive personnel and key employees to be responsible for the management, growth and success of the business. The ability to grant equity awards in the future to attract people of experience and ability to serve the Company is critical to sustain the Company’s continued growth and success. The granting of equity awards advances the interests of the Company and its stockholders by providing directors, executive personnel and key employees upon whose judgment, initiative and efforts the successful conduct of the business of the Company largely depends, with additional incentive in the form of a proprietary interest in the Company to perform in a superior manner. Therefore, the Company is presenting the Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan for stockholder approval. A general description of the principal terms of the 2006 Stock Incentive Plan as proposed is set forth below. This description is qualified in its entirety by the terms of the 2006 Stock Incentive Plan, a form of which is attached hereto as Appendix I and incorporated herein by reference.
Summary of the 2006 Stock Incentive Plan
      Eligibility. “Participants” in the 2006 Stock Incentive Plan are those directors, executive personnel and other key employees selected by the Board of Directors or the Compensation Committee to participate in the 2006 Stock Incentive Plan who hold positions of responsibility and whose participation in the 2006 Stock Incentive Plan is determined by the Board of Directors or the Compensation Committee to be in the best interests of the Company. Approximately 244 persons (all employees and directors) are eligible to participate in the 2006 Stock Incentive Plan.
      Administration of the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan provides that it shall be administered by the Compensation Committee appointed by the Board of Directors and consisting of two or more members of the Board who shall be non-employee directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and Outside Directors within the meaning of section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Subject to the provisions of the 2006 Stock Incentive Plan, the Compensation Committee has sole and complete authority to determine the individuals to whom awards are granted, the type and amounts of awards to be granted, the time of all such grants and the terms, conditions and provisions of such awards and the restrictions related thereto. In the absence of the Compensation Committee, the Board of Directors exercises all of the powers of the Compensation Committee.
      Types of 2006 Stock Incentive Plan Awards. The 2006 Stock Incentive Plan provides that the Compensation Committee may grant awards to Participants in the form of (i) “incentive stock options” within the meaning of section 422 of the Code or nonqualified stock options (together, “Options”), (ii) rights to receive a payment from the Company in cash, Common Stock, or a combination thereof, equal to the excess of the Fair Market Value (as defined below) of a share of Common Stock on the date of exercise over a specified price fixed by the Compensation Committee (“Stock Appreciation Rights” or “SARs”), (iii) Shares subject to restrictions on transferability (“Restricted Stock”), (iv) rights to receive payment from the Company in cash, stock or a combination thereof, in an amount determined by the Fair Market Value of Common Stock (“Phantom Stock”), (v) other stock based awards (“Other Stock Based Awards”) and other benefits, or (vi) awards of any of the preceding types that are made based on the achievement of performance goals or criteria (“Performance-Based Awards”) certain of which will be made to Covered Employees within the meaning of Code section 162(m) and intended to be exempt from the limits on tax deductibility under section 162(m) (“Qualified Performance-Based Awards”) (collectively, “Awards”). The term Covered Employee means the Company’s chief executive officer and each other person whose compensation is required to be disclosed in the Company’s filings with the SEC by reason of that person being among the four highest compensated officers of the Company on the last day of a taxable year. There is a description of each of these Awards below.
      Number of Shares of Common Stock Available. The Company has reserved 1,100,000 Shares for issuance in connection with Awards under the 2006 Stock Incentive Plan. The number of Shares that may be issued or sold or for which Options or SARs may be granted to a Participant under the 2006 Stock Incentive Plan during any one (1) calendar year may not exceed 175,000. The number of Shares with respect to Qualified Performance-Based Awards which may be issued or sold to any Covered Employee under the 2006 Stock Incentive Plan for a performance period may not exceed 175,000 shares. No more than 350,000 Shares may be issued under the 2006 Stock Incentive Plan in connection with Incentive Stock Options.
      Any Shares subject to an Award that expires or otherwise terminates unexercised will generally be restored against the above limitations and be available for reissuance under the 2006 Stock Incentive Plan. Shares that will not be available for issuance or reissuance under the 2006 Stock Incentive Plan include: (i) Shares tendered by a participant as full or partial payment for the exercise of an Option or SAR, (ii) Shares associated with an Option or SAR if the Option or SAR is cancelled within the meaning of Code section 162(m), and (iii) Shares withheld by, or otherwise remitted to satisfy a participant’s tax withholding obligations upon the lapse of restrictions on a Restricted Stock or the exercise of Options or SARs granted under the 2006 Stock Incentive Plan or upon any other payment or issuance of Shares under the 2006 Stock Incentive Plan.
      Options. The per share option price must be not less than 100% of the Fair Market Value of the Common Stock at the time the Option is granted (110% in the case of an Option granted to a Participant who at the time the Option is granted owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company). The “Fair Market Value” of the Common Stock on a particular day is the closing price for the Common Stock as reported by the Nasdaq Stock Market on that day, or if no Common Stock was traded on that date, the last preceding trading day on which such Common Stock was traded. Options awarded under the 2006 Stock Incentive Plan may be exercised at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Compensation Committee may impose. Such conditions and restrictions need not be uniform for all Participants. No Option will be exercisable for more than ten (10) years after the date on which it is granted (five (5) years in the case of an incentive stock option granted to a Participant who at the time the Option is granted owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company). The per share option price must be paid in full at the time of exercise. The Compensation Committee may, in its discretion, permit a Participant to make payments in cash, or in Shares already owned by the Participant, valued at the Fair Market Value thereof.
      SARs. SARs granted pursuant to the 2006 Stock Incentive Plan may be exercised at such times and subject to such conditions, including the performance of a minimum period of service, as the Compensation Committee may impose. SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise an equivalent number of Shares under the related Option and may be exercised only with respect to the shares for which the related Option is then exercisable. Upon exercise of a SAR, the Participant will be entitled to receive payment of an amount determined by multiplying (a) any increase in the Fair Market Value of a share of Common Stock at the date of exercise over the Fair Market Value of a share at the date of grant, by (b) the number of Shares with respect to which the SAR is exercised. However, notwithstanding the foregoing, at the time of grant the Compensation Committee may establish a maximum amount per share which will be payable upon exercise of a SAR. Subject to the discretion of the Compensation Committee, payment of a SAR may be made in cash, Shares, or any combination thereof.
      Restricted Stock. Restricted Stock awarded to a Participant by the Compensation Committee may not be sold, transferred, pledged, assigned or otherwise alienated until such time, or until the satisfaction of such conditions, as shall be determined by the Compensation Committee (including, without limitation, satisfaction of performance goals or the occurrence of certain events). When the period of restriction on Restricted Stock terminates, the Participant will receive unrestricted Shares. Unless the Compensation Committee otherwise determines at the time of grant, Participants holding Restricted Stock may exercise full voting rights and other rights as a stockholder with respect to those shares during the period of restriction, and will be entitled to receive dividends or other distributions paid with respect to those shares. If the dividends or distributions are paid in Shares, such Shares will be subject to the same forfeiture restrictions and restrictions on transferability as the Restricted Stock with respect to which they were paid.
      Phantom Stock. Phantom Stock rights granted pursuant to the 2006 Stock Incentive Plan cannot be sold, transferred, pledged, assigned, or otherwise alienated until such time, or until the satisfaction of such conditions, as shall be determined by the Compensation Committee (including, without limitation, satisfaction of performance goals or the occurrence of certain events). Holders of Phantom Stock rights will not be deemed stockholders and, except to the extent provided in accordance with the 2006 Stock Incentive Plan, will have no rights related to any shares. Unless the Compensation Committee otherwise determines at the time of grant, holders of Phantom Stock rights will not be entitled to receive cash payments equal to any cash dividends or other distributions paid with respect to a corresponding number of shares. At the time of the grant, the Compensation Committee may provide for payment in respect of Phantom Stock rights in cash, Shares, partially in cash and partially in Shares, or in any other manner not inconsistent with the 2006 Stock Incentive Plan.
      Other Stock Based Awards and Other Benefits. The 2006 Stock Incentive Plan provides that the Compensation Committee may also grant Other Stock Based Awards, including the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the payment of Shares in lieu of cash under other Company incentive bonus programs. The Compensation Committee also has the authority to provide types of awards under the 2006 Stock Incentive Plan in addition to those specifically listed utilizing Shares or cash, or a combination thereof, if the Compensation Committee believes that such awards would further the purposes for which the 2006 Stock Incentive Plan was established. Payment under or settlement of such awards will be made in the manner and at the times determined by the Compensation Committee.
      Performance-Based Awards. The 2006 Stock Incentive Plan provides that the Compensation Committee may grant Awards that are subject to the achievement of performance goals as may be determined by the Compensation Committee. To the extent necessary for a Performance-Based Award to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, with respect to any Award that may be granted to one or more Covered Employees and intended to comply with the requirements for performance-based awards under section 162(m), the Compensation Committee will, in writing, (a) designate one or more Covered Employees, (b) select the performance criteria applicable to the performance period, (c) establish the performance goals, and amounts of such Awards, as applicable, which may be earned for such performance period, and (d) specify the relationship between performance criteria and the performance goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for the performance period. Following the completion of each performance period, the Compensation Committee will certify in writing whether the applicable performance goals have been achieved for the performance period. No Award or portion thereof that is subject to the satisfaction of any condition will be considered to be earned or vested until the Compensation Committee certifies in writing that the conditions to which the distribution, earning or vesting of the Award is subject have been achieved. During the performance period, the Compensation Committee may not increase the amount of a Qualified Performance-Based Award that would otherwise be payable upon satisfaction of the conditions, but may reduce or eliminate the payments as provided for in the Award Agreement.
      Adjustments for Change in Capitalization. The 2006 Stock Incentive Plan provides that in the event of a stock dividend, stock split, reverse stock split, Share combination, or recapitalization or similar event affecting the capital structure of the Company, or a merger, consolidation, acquisition of property or Shares, separation, spinoff, reorganization, stock rights offering, liquidation, disaffiliation of a subsidiary, affiliate or division or similar event affecting the Company, the Compensation Committee may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to the Share reserve, the Share limitations described above, and the purchase price and number of Shares subject to outstanding equity or equity-based awards.
      Federal Tax Treatment. The 2006 Stock Incentive Plan is not a qualified pension, profit-sharing or stock bonus plan under section 401(a) of the Code. The 2006 Stock Incentive Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974. The following brief description of the tax consequences of Awards under the 2006 Stock Incentive Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.
      Incentive Stock Options. A grantee generally will have no taxable income upon either the grant or exercise of an incentive stock option. If the grantee does not dispose of shares acquired pursuant to the exercise of an incentive stock option within two (2) years of the grant or one (1) year of the exercise, any gain or loss realized in his subsequent disposition will be capital gain or loss. If such holding period requirements are not satisfied, the grantee will generally realize ordinary income at the time of disposition in an amount equal to the excess of the Fair Market Value of the shares on the date of exercise (or if less, the amount realized upon disposition) over the option price. Any remaining gain is taxed as long-term or short-term capital gain.
      Nonqualified Stock Options. The grant of a nonqualified stock option generally is not a taxable event for the optionee. Upon exercise of the option, the optionee generally will recognize ordinary income in an amount equal to the excess of the Fair Market Value of the stock acquired upon exercise (determined as of the date of exercise) over the exercise price of such option. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee in the year in which such taxable income is recognized and the Company is required to withhold federal income taxes with respect to any amounts included in the optionee’s taxable income.
      Stock Appreciation Rights. The grant of a SAR generally is not a taxable event for the grantee. However, upon exercise of the SAR, the grantee generally will recognize ordinary income equal to the amount of any cash received or the Fair Market Value of any Common Stock received.
      Restricted Stock Awards. A grant of restricted stock generally is not a taxable event for the grantee. However, when the applicable restrictions lapse, the grantee generally will recognize ordinary income equal to the excess of the Fair Market Value of such stock on the date of lapse over the amount, if any, paid for such stock and the Company is permitted a commensurate compensation expense deduction for income tax purposes. Alternatively, the grantee may file an election under section 83(b) of the Code, in which case the grantee will recognize ordinary income on the date of grant equal to the excess of the Fair Market Value of such stock on the date of grant over the amount, if any, paid for such stock.
      Phantom Stock Rights. A grant of phantom stock rights generally is not a taxable event for the grantee. However, when the applicable restrictions lapse, the grantee generally will recognize ordinary income equal to the amount of any cash received or the Fair Market Value of any Common Stock received, and the Company is permitted a commensurate compensation expense deduction for income tax purposes.
      Cash Awards. Generally, a grantee will recognize ordinary income and the Company will be entitled to a deduction (and will be required to withhold federal income taxes) with respect to cash awards at the earliest time at which the grantee has an unrestricted right to receive the amount of such cash payment. The timing of such income recognition will depend upon the specific terms and conditions of the cash award.
      Other Stock Based Awards. Awards may be granted under the 2006 Stock Incentive Plan that do not fall clearly into the categories described above. The federal income tax treatment of these awards will depend upon the specific terms of the awards. Generally, the Company will be entitled to a deduction and will be required to withhold applicable taxes with respect to any ordinary income recognized by a grantee in connection with awards made under the 2006 Stock Incentive Plan.
      Performance-Based Awards. Generally, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of any ordinary income the participant recognizes; however section 162(m) of the Code generally disallows a public company’s tax deduction for compensation in excess of $1 million paid in any taxable year to a Covered Employee. Compensation that qualifies as “performance-based compensation”, however, is excluded from the $1 million deductibility cap. The Company intends that some of the Awards granted to employees whom the Compensation Committee expects to be Covered Employees at the time a deduction arises in connection with the Awards qualify as “performance-based compensation” so that deductions with respect to those Awards will not be subject to the $1 million cap under section 162(m) of the Code. Future changes in section 162(m) of the Code or the regulations thereunder may adversely affect the ability of the Company to ensure that Awards under the 2006 Stock Incentive Plan will qualify as “performance based compensation” so that deductions are not limited by section 162(m) of the Code.
      Amendment, Modification and Termination. The Board of Directors at any time may terminate or suspend the 2006 Stock Incentive Plan, and from time to time may amend or modify the 2006 Stock Incentive Plan. The 2006 Stock Incentive Plan will remain in effect until it is terminated by the Board. No amendment, modification, or termination of the 2006 Stock Incentive Plan will in any manner adversely affect any award theretofore granted under the 2006 Stock Incentive Plan without the consent of the Participant. In no event will the 2006 Stock Incentive Plan or an Award be amended to allow any Option or SAR to be granted with an exercise price below the Fair Market Value of the common stock on the date of grant or to allow the exercise price of any Option or SAR previously granted to be reduced subsequent to the date of award.
      2006 Stock Incentive Plan Benefits. The grant of Awards under the 2006 Stock Incentive Plan is within the discretion of the Compensation Committee. Therefore, the Company is unable to determine the benefits or amounts that will be allocated to any Participant under the 2006 Stock Incentive Plan.
      Vote Required. If approved by the stockholders, the 2006 Stock Incentive Plan would become effective immediately. Adoption of the 2006 Stock Incentive Plan requires the affirmative vote of the holders of a majority of the Shares represented in person or by proxy at the Meeting. The Board recommends a vote FOR the approval and adoption of the 2006 Stock Incentive Plan as described above. Proxies solicited by the Board will be voted in favor of the 2006 Stock Incentive Plan unless stockholders specify to the contrary in their proxies.
RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
      The Company’s consolidated financial statements for the year ended December 31, 2005 were audited by E&Y, independent auditors. Representatives of E&Y are expected to attend the annual meeting of stockholders to respond to appropriate questions and to make an appropriate statement if they desire to do so.
Audit Fees
      The aggregate fees, including expenses reimbursed, billed by E&Y for professional services rendered for the audit of the consolidated financial statements of the Company and its subsidiaries and for the reviews of the Company’s quarterly financial statements were $541,627 for fiscal year 2005 and $544,180 for fiscal year 2004.

Audit Related Services
      The aggregate fees, including expenses reimbursed, billed by E&Y for services related to the audit and review of the Company’s financial statements were $66,044 in fiscal year 2005 and $37,270 in fiscal year 2004. These services included an actuarial certification and an audit of the Company’s 401(k) plan.
Tax Fees
      The Company did not engage E&Y for tax services in fiscal year 2005. The aggregate fees, including expenses reimbursed, billed by E&Y for tax compliance, tax advice and tax planning services were $6,712 in fiscal year 2004.
All Other Fees
      The aggregate fees, including expenses reimbursed, billed by E&Y for services rendered to the Company and its subsidiaries, other than the services described above, were $2,000 in fiscal year 2005 and $1,700 for fiscal year 2004. The majority of these fees was for a subscription to E&Y’s online accounting and reporting database.
      The Audit Committee pre-approves all auditing services and permitted non-audit services, including the fees and terms thereof, to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services as provided for in the Sarbanes-Oxley Act and the rules and regulations of the Securities and Exchange Commission. The Audit Committee may form and delegate authority to subcommittees, consisting of one or more members, to grant pre-approvals of permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. In fiscal year 2005, all non-audit services were approved by the Audit Committee.
COMMUNICATIONS WITH DIRECTORS
      The Board of Directors of the Company believes that it is important for stockholders to have a means of communicating with the Board. Accordingly, stockholders desiring to send a communication to the Board of Directors, or to a specific director, may do so by delivering a letter to the Secretary of the Company at Triad Guaranty Inc., 101 South Stratford Road, Winston-Salem, North Carolina 27104. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication,” as applicable. All such letters must identify the author as a stockholder and clearly state whether the intended recipients of the letter are all members of the Board of Directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.
      The Company strongly encourages all directors to attend the annual meetings of stockholders. All of the directors were in attendance at the 2005 Annual Meeting of Stockholders.
CODE OF ETHICS
      The Board of Directors has adopted a Code of Ethics for the Company’s principal executive and senior financial officers which is available at the Company’s website at: http://www.triadguaranty.com. This Code supplements the Company’s Code of Conduct applicable to all employees and directors and is intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws as well as other matters.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING OF STOCKHOLDERS
      Stockholders intending to present a proposal for consideration at the Company’s next annual meeting of stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company’s Certificate of Incorporation. To be eligible for inclusion in the Company’s proxy statement, stockholder proposals must be received by the Company no later than December 9, 2006. Notice to the Company of a stockholder proposal submitted otherwise than pursuant to Rule 14a-8 will be considered untimely if received by the Company after February 22, 2007, and the proxies named in the accompanying form of proxy may exercise discretionary voting power with respect to any such proposal as to which the Company does not receive a timely notice.
OTHER MATTERS
      The Company is not aware of any matters, other than those referred to herein, which will be presented at the meeting. If any other appropriate business should properly be presented at the meeting, the proxies named in the accompanying form of proxy will vote the proxies in accordance with their best judgment.
EXPENSES OF SOLICITATION
      All expenses incident to the solicitation of proxies by the Company will be paid by the Company. In addition to solicitation by mail, arrangements have been made with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy material to their principals, and the Company will reimburse them for their reasonable out-of-pocket expenses in doing so. Proxies may also be solicited personally or by telephone or email by employees of the Company.
Winston-Salem, North Carolina
April 7, 2006

APPENDIX I
TRIAD GUARANTY INC.
FORM OF 2006 LONG-TERM STOCK INCENTIVE PLAN
SECTION 1
Objective
      The objective of the Triad Guaranty Inc. 2006 Long-Term Stock Incentive Plan (the “Plan”) is to attract and retain the best available directors, executive personnel and key employees to be responsible for the management, growth and success of the business, and to provide an incentive for such individuals to exert their best efforts on behalf of the Company and its stockholders.
SECTION 2
Definitions
      2.1     General Definitions. The following words and phrases, when used herein, shall have the following meanings:

(a) “Agreement” — The written document which evidences the grant of any Award under the Plan and which sets forth the terms, conditions, and limitations relating to such Award. No Award shall be valid until so evidenced.

(b) “Award” — The grant of any Option, Stock Appreciation Right, Restricted Stock, Phantom Stock, Other Stock Based Award, or any combination thereof.

(c) “Board” — The Board of Directors of Triad Guaranty Inc.

(d) “Code” — The Internal Revenue Code of 1986, as amended, and including the regulations promulgated pursuant thereto.

(e) “Committee” — The Compensation Committee of the Board of Directors of the Company, which shall consist of two or more members of the Board. The members of the Committee shall be non-employee directors within the meaning of Rule 16b-3 under the Act, as the same may be amended or supplemented from time to time, as promulgated under the Act, and outside directors within the meaning of section 162(m) of the Code.

(f) “Common Stock” — The present shares of Common Stock of the Company, and any shares into which such shares are converted, changed or reclassified.

(g) “Company” — Triad Guaranty Inc., a Delaware corporation, and its groups, divisions, and subsidiaries.

(h) “Covered Employee” — An Employee who is, or is determined by the Committee may possibly become, a “covered employee” within the meaning of section 162(m) of the Code (or any successor provision), which generally means, the chief executive officer and the four other highest compensated officers of the Company for whom total compensation is required to be reported to stockholders under the Securities Exchange Act of 1934.

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(i) “Disaffiliation” — A subsidiary’s or affiliate’s ceasing to be a subsidiary or affiliate of the Company for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the subsidiary or affiliate) or a sale of a division of the Company and its affiliates.

(j) “Employee” — Any person employed by the Company as an employee or any director of the Company, regardless of whether the director is an employee of the Company.

(k) “Fair Market Value” — The fair market value of Common Stock on a particular day shall be the closing price of the Common Stock on the Nasdaq National Market System or any national stock exchange on which the Common Stock is traded, on that date, or if no Common Stock was traded on that date, the last preceding trading day on which such Common Stock was traded.

(l) “Family Members” — With respect to a Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which any of these persons (or the Participant) controls the management of assets, and any other entity in which any of these persons (or the Participant) owns more than fifty percent of the voting interests.

(m) “Option” — A right granted under Section 6 hereof to purchase Common Stock of the Company at a stated price for a specified period of time.

(n) “Other Stock Based Award” — An Award granted under Section 9 hereof that is valued in whole or in part by reference to, or is otherwise based on, the Company’s Common Stock.

(o) “Participant” — Any Employee designated by the Committee to participate in the Plan.

(p) “Performance Criteria” — Criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and amortization); economic value-added (as determined by the Committee); sales or revenue; net income (either before or after taxes); operating earnings; cash flow (including, but not limited to, operating cash flow and free cash flow); cash flow return on capital; return on net assets; return on stockholders’ equity; return on assets; return on capital; stockholder returns; return on sales; gross or net profit margin; productivity; expense; margins; operating efficiency; customer satisfaction; working capital; earnings per share; price per share of Stock; and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Committee shall, within the time prescribed by section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant. Awards that are not intended to qualify as Qualified Performance-Based Awards may be based on the Performance Criteria set forth above or such other measures as the Committee may in its discretion determine.

(q) “Performance Goals” — Goals established in writing by the Committee for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period to the extent permitted by section 162(m) of the Code. The Committee, in its discretion, may, within

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the time prescribed by section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions, provided that the adjustment or modification complies with the requirements of section 162(m) of the Code.

(r) “Performance Period” — The designated period during which the Performance Goals must be satisfied with respect to the Award to which the Performance Goals relate.

(s) “Period of Restriction” — The period during which Shares of Restricted Stock or Phantom Stock rights are subject to forfeiture or restrictions on transfer pursuant to Section 8 of the Plan.

(t) “Phantom Stock” — A right granted under Section 8 hereof to receive payment from the Company in cash, stock, or in combination thereof, in an amount determined by the Fair Market Value.

(u) “Qualified Performance-Based Award” — Award granted under Section 10 hereof that is intended to qualify as “qualified performance-based compensation” within the meaning of section 162(m) of the Code.

(v) “Restricted Stock” — Shares granted to a Participant which are subject to restrictions on transferability pursuant to Section 8 of the Plan.

(w) “Shares” — Shares of Common Stock.

(x) “Stock Appreciation Right” or “SAR” — The right granted under Section 7 hereof to receive a payment from the Company in cash, Common Stock, or in combination thereof, equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over a specified price fixed by the Committee, but subject to such maximum amounts as the Committee may impose.

      2.2     Other Definitions. In addition to the above definitions, certain words and phrases used in the Plan and any Agreement may be defined elsewhere in the Plan or in such Agreement.
SECTION 3
Common Stock
      3.1     Number of Shares. Subject to adjustment pursuant to the provisions of Section 11:

(a) the number of Shares which may be issued or sold in connection with Awards granted under the Plan may not exceed 1,100,000 Shares;

(b) the number of Shares which may be issued or sold or for which Options or Stock Appreciation Rights may be granted to a Participant under the Plan during any calendar year may not exceed 175,000 Shares;

(c) the number of Shares with respect to Qualified Performance-Based Awards which may be issued or sold to any Covered Employee under the Plan for a Performance Period may not exceed 175,000 Shares; and

(d) the number of Shares for which Options may be granted under the Plan that are “incentive stock option” within the meaning of section 422 of the Code may not exceed 350,000 Shares.

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      3.2     Re-usage.

(a) The number of Shares associated with an Award originally counted against the limitations of Section 3.1 as the result of the grant of the Award shall be restored against the limitations and be available for reissuance under this Plan if and to the extent the Award is surrendered, expires, terminates or forfeited for any reason (other than a cancellation within the meaning of Code section 162(m)).

(b) The following Shares shall not become available for issuance or reissuance under the Plan:

(i) Shares tendered by a Participant as full or partial payment to the Company upon exercise of an Option or SAR;

(ii) Shares associated with an Option or SAR if the Option or SAR is cancelled within the meaning of Code section 162(m); and

(iii) Shares withheld by, or otherwise remitted to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Stock or Other Stock Based Award or the exercise of Options or SARs granted under the Plan or upon any other payment or issuance of Shares under the Plan.
SECTION 4
Eligibility and Participation
      Participants in the Plan shall be those individuals selected by the Committee to participate in the Plan who hold positions of responsibility and whose participation in the Plan the Committee determines to be in the best interests of the Company.
SECTION 5
Administration
      5.1     Committee. The Plan shall be administered by the Compensation Committee of the Company, which shall consist of two or more members of the Board. The members of the Committee shall be appointed by and shall serve at the pleasure of the Board, which may from time to time change the Committee’s membership. In the absence of a Committee, the Board shall exercise all of the powers of the Committee hereunder.
      5.2     Authority. The Committee shall have the sole and complete authority to:

(a) determine the individuals to whom Awards are granted, the type and amounts of Awards to be granted and the time of all such grants;

(b) determine the terms, conditions and provisions of, and restrictions relating to, each Award granted;

(c) interpret and construe the Plan and all Agreements;

(d) prescribe, amend and rescind rules and regulations relating to the Plan;

(e) determine the content and form of all Agreements;

(f) determine all questions relating to Awards under the Plan, including whether any conditions relating to an Award have been met;

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(g) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Award or amend the exercise date or dates thereof, provided that the Committee shall not have any discretion or authority to make changes to any Award that is intended to qualify as a Qualified Performance-Based Award to the extent that the existence of such discretion or authority would cause such Award not to so qualify;

(h) determine the duration and purpose of leaves of absence that may be granted to a Participant without constituting termination of the Participant’s employment for the purpose of the Plan or any Award;

(i) maintain accounts, records and ledgers relating to Awards;

(j) maintain records concerning its decisions and proceedings;

(k) employ agents, attorneys, accountants or other persons for such purposes as the Committee considers necessary or desirable; and

(l) do and perform all acts which it may deem necessary or appropriate for the administration of the Plan and to carry out the objectives of the Plan.
      5.3     Determinations. All determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final, binding, and conclusive for all purposes and upon all persons.
      5.4     Delegation. The Committee may delegate to appropriate senior officers of the Company its duties under the Plan pursuant to such conditions and limitations as the Committee may establish.
SECTION 6
Stock Options
      6.1     Type of Option. Each Option granted under this Plan shall be of one of two types: (i) an “incentive stock option” within the meaning of section 422 of the Code (or any successor provision), or (ii) a non-qualified stock option.
      6.2     Grant of Option. Options may be granted to Participants at such time or times as shall be determined by the Committee. Each Option shall be evidenced by a written Agreement that shall specify the exercise price, the duration of the Option, the number of Shares to which the Option applies, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. Such Agreement shall also designate the Option as an incentive stock option if it is intended as such. Notwithstanding any such designation, to the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of Shares with respect to which Options designated as incentive stock options are exercisable for the first time by a Participant during any calendar year (under this Plan or any other plan of the Company, or any parent or subsidiary as defined in section 424 of the Code) exceeds $100,000, such Options shall constitute non-qualified stock options. For purposes of the preceding sentence, incentive stock options shall be taken into account in the order in which they are granted. No incentive stock options may be awarded after the tenth anniversary of the date this Plan is adopted by the Board.
      6.3     Option Price. The per share option price shall be not less than 100 percent of the Fair Market Value at the time the Option is granted (110 percent in the case of an incentive stock option granted to a Participant who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent).

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      6.4     Exercise of Options. Options awarded under the Plan shall be exercisable at such times and shall be subject to such restrictions and conditions, including the performance of a minimum period of service after the grant, as the Committee may impose, which need not be uniform for all Participants; provided, however, that no Option shall be exercisable for more than 10 years after the date on which it is granted (5 years in the case of an incentive stock option granted to a Participant who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent).
      6.5     Payment. The Committee shall determine the procedures governing the exercise of Options, and shall require that the per share option price be paid in full at the time of exercise. The Committee may, in its discretion, permit a Participant to make payment in cash, or in Shares already owned by the Participant, valued at the Fair Market Value thereof, as partial or full payment of the exercise price. As soon as practical after full payment of the exercise price, the Company shall deliver to the Participant a certificate or certificates (which may be in book entry form) representing the acquired Shares.
      6.6     Rights as a Stockholder. Until the exercise of an Option and the issuance of the Share in respect thereof, a Participant shall have no rights as a stockholder with respect to the Shares covered by such Option.
SECTION 7
Stock Appreciation Rights
      7.1     Grant of Stock Appreciation Rights. Stock Appreciation Rights may be granted to Participants at such time or times as shall be determined by the Committee and shall be subject to such terms and conditions as the Committee may decide. A grant of a SAR shall be made pursuant to a written Agreement containing such provisions not inconsistent with the Plan as the Committee shall approve.
      7.2     Exercise of SARS. SARs may be exercised at such times and subject to such conditions, including the performance of a minimum period of service, as the Committee shall impose. Any SAR related to a non-qualified stock option may be granted at the same time such Option is granted or at any time thereafter before exercise or expiration of such Option. Any SAR related to an incentive stock option shall be granted at the same time such Option is granted. SARs which are granted in tandem with an Option may only be exercised upon the surrender of the right to exercise an equivalent number of Shares under the related Option and may be exercised only with respect to the Shares for which the related Option is then exercisable.
      7.3     Payment of SAR Amount. Upon exercise of a SAR, the Participant shall be entitled to receive payment of an amount determined by multiplying:

(a) any increase in the Fair Market Value of a Share at the date of exercise over the Fair Market Value of a Share at the date of grant, by

(b) the number of Shares with respect to which the SAR is exercised; provided, however, that at the time of grant, the Committee may establish, in its sole discretion, a maximum amount per Share which will be payable upon exercise of a SAR.
      7.4     Method of Payment. Subject to the discretion of the Committee, which may be exercised at the time of grant, the time of payment, or any other time, payment of a SAR may be made in cash, Shares or any combination thereof.

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SECTION 8
Restricted Stock or Phantom Stock
      8.1     Grant of Restricted Stock or Phantom Stock. The Committee may grant Shares of Restricted Stock or Phantom Stock rights to such Participants at such times and in such amounts, and subject to such other terms and conditions not inconsistent with the Plan as it shall determine. Each grant of Restricted Stock or Phantom Stock rights shall be evidenced by a written Agreement setting forth the terms of such Award.
      8.2     Restrictions on Transferability. Restricted Stock or Phantom Stock rights may not be sold, transferred, pledged, assigned, or otherwise alienated until such time, or until the satisfaction of such conditions as shall be determined by the Committee (including without limitation, the satisfaction of performance goals or the occurrence of such events as shall be determined by the Committee). At the end of the Period of Restriction applicable to any Restricted Stock, such Shares will be transferred to the Participant free of all restrictions.
      8.3     Rights as a Stockholder. Unless otherwise determined by the Committee at the time of grant, Participants holding Restricted Stock granted hereunder may exercise full voting rights and other rights as a stockholder with respect to those Shares during the Period of Restriction. Holders of Phantom Stock rights shall not be deemed stockholders and, except to the extent provided in accordance with the Plan, shall have no rights related to any Shares.
      8.4     Dividends and Other Distributions. Unless otherwise determined by the Committee at the time of grant, Participants holding Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares, provided that if any such dividends or distributions are paid in shares of stock, such shares shall be subject to the same forfeiture restrictions and restrictions on transferability as apply to the Restricted Stock with respect to which they were paid. Unless otherwise determined by the Committee at the time of grant, Participants holding Phantom Stock rights shall not be entitled to receive cash payments equal to any cash dividends and other distributions paid with respect to a corresponding number of Shares.
      8.5     Payment of Phantom Stock Rights. The Committee may, at the time of grant, provide for payment in respect of Phantom Stock rights in cash, Shares, partially in cash and partially in Shares, or in any other manner not inconsistent with this Plan.
SECTION 9
Other Stock Based Awards and Other Benefits
      9.1     Other Stock Based Awards. The Committee shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the payment of Shares in lieu of cash under other Company incentive bonus programs. A Grant of an Other Stock Based Award shall be made in such manner and at such times as the Committee may determine.
      9.2     Other Benefits. The Committee shall have the right to provide types of Awards under the Plan in addition to those specifically listed utilizing shares of stock or cash, or a combination thereof, if the Committee believes that such Awards would further the purposes for which the Plan was established. Payment under or settlement of any such Awards shall be made in such manner and at such times as the Committee may determine.

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SECTION 10
Performance-Based Awards
      10.1     Purpose. The purpose of this Section 10 is to provide the Committee the ability to qualify any Award as a Qualified Performance-Based Award. If the Committee, in its discretion, decides to grant to a Covered Employee an Award that is intended to constitute a Qualified Performance-Based Award, the provisions of this Section 10 shall control over any contrary provision contained herein; provided, however, that the Committee may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 10.
      10.2     Applicability. This Section 10 shall apply only to those Covered Employees selected by the Committee to receive Qualified Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the relevant Performance Period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.
      10.3     Procedures with Respect to Qualified Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Award requirements of section 162(m)(4)(C) of the Code, with respect to any Award which may be granted to one or more Covered Employees, no later than 90 days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.
      10.4     Payment of Qualified Performance-Based Awards. Unless otherwise provided in the applicable Agreement, a Participant must be employed by the Company or a subsidiary on the day a Qualified Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Qualified Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.
      10.5     Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute a Qualified Performance-Based Award shall be subject to any additional limitations set forth in section 162(m) of the Code (including any amendment to section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

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SECTION 11
Adjustments Upon Changes in Capitalization, Etc.
      11.1     Adjustment Clause. In the event of (i) a stock dividend, stock split, reverse stock split, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), or (ii) a merger, consolidation, acquisition of property or shares, separation, spinoff, reorganization, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its subsidiaries (each, a “Organic Change”), the Committee may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the Share limitations set forth in Section 3.1, (ii) the number and kind of Shares covered by each outstanding Award, and (iii) the price per Share subject to each such outstanding Award. In the case of Organic Changes, such adjustments may include, without limitation:

(a) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of an Organic Change with respect to which stockholders receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or Stock Appreciation Right shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Organic Change over the exercise price of such Option or Stock Appreciation Right shall conclusively be deemed valid);

(b) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and

(c) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected subsidiary, affiliate, or division or by the entity that controls such subsidiary, affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities).
      11.2     Section 409A. Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 11.1 hereof to Awards that are considered “deferred compensation” within the meaning of section 409A of the Code shall be made in compliance with the requirements of section 409A of the Code; (ii) any adjustments made pursuant to Section 11.1(a) of the Plan to Awards that are not considered “deferred compensation” subject to section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either continue not to be subject to section 409A of the Code or comply with the requirements of section 409A of the Code; and (iii) the Committee shall not have the authority to make any adjustments pursuant to Section 11.1(a) of the Plan to the extent that the existence of such authority would cause an Award that is not intended to be subject to section 409A of the Code to be subject thereto.

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SECTION 12
Amendment, Modification, and Termination of Plan
      The Board of Directors at any time may terminate or suspend the Plan, and from time to time may amend or modify the Plan, subject to the following restrictions:

(a) No amendment, modification, or termination of the Plan shall in any manner materially adversely affect any Award theretofore granted under the Plan to a Participant without the consent of the Participant.

(b) No repricing of Options or SARs shall be permitted. For this purpose, a repricing means any of the following (or any other action that has the same effect as any of the following): (A) changing the terms of an Option or SAR to lower its exercise price; (B) any other action that is treated as a repricing under generally accepted accounting principles; and (C) canceling an Option or SAR at a time when its exercise price is equal to or greater than the fair market value of the underlying stock in exchange for another Option, or SAR, Stock Award or other equity award, unless the cancellation and exchange occurs in connection with an event set forth in Section 11. Such cancellation and exchange would be considered a repricing regardless of whether it is treated as a repricing under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.
SECTION 13
Termination of Employment
      13.1     Termination of Employment Due to Death or Disability. Unless otherwise determined by the Committee, whether at the time of grant or thereafter, in the event a Participant’s employment with the Company is terminated by reason of death or disability, any Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant or the Participant’s legal representative at any time prior to the expiration date of the term of the Option or SAR or within three years following the Participant’s termination of employment, whichever period is shorter, and any Restricted Stock, Phantom Stock rights, or other Award then outstanding shall become nonforfeitable and shall become transferable or payable, as the case may be, as though any restriction had expired.
      13.2     Termination of Employment for Misconduct. If the employment of a Participant is terminated by the Company by reason of the Participant’s misconduct, any outstanding Option or SAR granted to such Participant which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or SAR or within three months following the Participant’s termination of employment, whichever period is shorter; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment. As used herein, “misconduct” means: (i) one or more demonstrable and material acts of dishonesty, disloyalty, insubordination or willful misconduct; (ii) the continued failure, in the judgment of the Chief Executive Officer of the Company or the Board, by the Participant to substantially perform his duties (other than any such failure resulting from his death or disability); or (iii) the termination of the Participant’s employment with the Company for “cause” within the meaning of any written employment agreement between the Participant and the Company. The Committee shall determine whether a Participant’s employment is terminated by reason of misconduct.
      13.3     Termination of Employment for Any Other Reason. Unless otherwise determined by the Committee, whether at the time of grant or thereafter, in the event the employment of the Participant with the Company shall terminate for any reason other than death, disability or misconduct, any Option or SAR granted to such Participant

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which is then outstanding may be exercised by the Participant at any time prior to the expiration date of the term of the Option or SAR or within three months following the Participant’s termination of employment, whichever period is shorter; any Restricted Stock, Phantom Stock rights, or other Award then outstanding for which any restriction has not lapsed prior to the date of termination of employment shall be forfeited upon termination of employment.
SECTION 14
Miscellaneous Provisions
      14.1     Non-transferability of Awards. An Award that is an incentive stock option is not transferable other than as designated by the Participant by will or by the laws of descent and distribution, and during the Participant’s life, may be exercised only by the Participant. With the approval of the Committee, a Participant may transfer an Award (other than an incentive stock option) for no consideration to or for the benefit of one or more Family Members of the Participant subject to such limits as the Committee may establish, and the transferee shall remain subject to all the terms and conditions applicable to the Award prior to such transfer. The transfer of an Award pursuant to this Section 14.1 shall include transfer of the right set forth in Section 12 hereof to consent to an amendment, modification or termination of the Plan and, in the discretion of the Committee, shall also include transfer of ancillary rights associated with the Award.
      14.2     No Guarantee of Employment or Participation. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment at any time, nor confer upon any Participant any right to continue in the employment of the Company. No employee shall have a right to be selected, to receive any future Awards.
      14.3     Tax Withholding. The Company shall have the authority to withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy the minimum statutory federal, state, and local withholding tax requirements on any Award under the Plan, and the Company may defer payment of cash or issuance of Shares until such requirements are satisfied. The Committee may, in its discretion, permit a Participant to elect, subject to such conditions as the Committee shall require, to have Shares otherwise issuable under the Plan withheld by the Company and having a Fair Market Value sufficient to satisfy all or part of the Participant’s minimum statutory federal, state, and local tax obligation associated with the transaction.
      14.4     Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code, shall be governed by the law of the State of Delaware and construed in accordance therewith.
      14.5     Effective Date. The Plan shall be effective immediately upon such approval by the stockholders of the Company, provided, however, that no Award requiring the issuance of Shares shall be exercised or paid out unless at the time of such exercise or payout (i) such Shares are covered by a currently effective registration statement filed under the Securities Act of 1933, as amended, if one is then required, or in the sole opinion of the Company and its counsel such issuance of Shares is otherwise exempt from the registration requirements of such act, and (ii) such Shares are listed on any securities exchange upon which the Common Stock of the Company is listed.
      14.6     Unfunded Plan. Insofar as the Plan provides for Awards of cash, Shares, rights or a combination thereof, the Plan shall be unfunded. The Company may maintain bookkeeping accounts with respect to Participants who are entitled to Awards under the Plan, but such accounts shall be used merely for bookkeeping convenience. The Company shall not be required to segregate any assets that may at any time be represented by interests in Awards nor shall the Plan be construed as providing for any such segregation. None of the Committee, the Company or its Board of Directors shall be deemed to be a trustee of any cash, Shares or rights to Awards granted

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under the Plan. Any liability of the Company to any Participant with respect to an Award or any rights thereunder shall be based solely upon any contractual obligations that may be created by the Plan and any Agreement, and no obligation of the Company under the Plan shall be deemed to be secured by any pledge or other encumbrance on any property of the Company.
      14.7     Section 409A. It is the intention of the Company that no Award shall be “deferred compensation” subject to section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly; provided, however, that no guaranty is made by the Company that any Award hereunder will not be subject to section 409A of the Code. The terms and conditions governing any Awards that the Committee determines will be subject to section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto, shall be set forth in the applicable Agreement, and shall comply in all respects with section 409A of the Code.

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Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.
1. The Board of Directors recommends a vote FOR the listed nominees.

Nominees.
01 — William T. Ratliff, III, 02 — Mark K. Tonnesen, 03 — Glenn T. Austin, Jr., 04 — David W. Whitehurst,
05 — Robert T. David, 06 — Michael A. F. Roberts, 07 — Richard S. Swanson

☐ To Vote FOR All Nominees*	☐ To WITHHOLD Vote From All Nominees

☐ For All Except -	To withhold a vote for one or more nominee(s), mark the box with an X and the appropriately numbered box(es) from the list at the right. Your shares will be voted for the remaining nominees.
*For all listed nominees or a substitute therefor if any nominee is unable, or for good cause, refuses to serve.

01 - ☐	02 -☐	03 -☐	04 -☐

05 - ☐	06 -☐	07 -☐

Issues
The Board of Directors recommends a vote FOR the following proposal.

		For	Against	Abstain
2.	Approval of the proposal to adopt the Triad Guaranty Inc. 2006 Long Term Stock Incentive Plan.	☐	☐	☐
This Proxy is solicited on behalf of the Board of Directors.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal 1 and “FOR” Proposal 2. This proxy is revocable at any time.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Authorized Signatures — Sign Here — This section must be completed for your instructions to be executed.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

		/	/

Proxy — Triad Guaranty Inc.

Triad Guaranty Inc.
101 South Stratford Road
Winston-Salem, North Carolina 27104
Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2006
Dear Stockholder,
Your vote is important to us, and we encourage you to exercise your right to vote your shares of common stock. On behalf of the Board of Directors, we urge you to sign, date and return the proxy card in the enclosed postage-paid envelope as soon as possible. You may also vote by Internet or telephone using the instructions below.
We appreciate your confidence in us and your cooperation with this solicitation.
Sincerely,
Triad Guaranty Inc.
The holder(s) signing on the reverse side hereby appoint(s) William T. Ratliff, III and David W. Whitehurst, or either of them, as attorneys and proxies, each with the power to appoint a substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of Triad Guaranty Inc. held of record by such holder(s) on March 31, 2006, at the Annual Meeting of Stockholders to be held on May 17, 2006 or any adjournment thereof.
Telephone and Internet Voting Instructions
You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.
If you vote by telephone or the Internet, please DO NOT mail back this proxy card.
Proxies submitted by telephone or the Internet must be received by 12:00 a.m., Eastern Time, on May 17, 2006.
THANK YOU FOR VOTING